     The securities subject to issuance upon exercise of this Non-Qualified Stock Option Agreement have not been registered under the Securities Act of 1933 (the "Act") or state securities laws and no transfer of these securities may be made except (a) pursuant to an effective registration statement under the Act, or (b) pursuant to an exemption therefrom with respect to which the issuer may, upon request, require a satisfactory opinion of counsel for the holder that such transfer is exempt from the requirements of the Act. Such securities are also subject to further restrictions referred to herein.


                         NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT, effective as of _____________, 1999, is made by and between Entertainment Boulevard, Inc., a Nevada corporation, hereinafter referred to as the "COMPANY" and _____________________, an employee, officer, director or consultant of the Company or a Parent Corporation or Subsidiary of the Company, hereinafter referred to as "OPTIONEE":


                                       RECITALS

     A. The Company wishes to afford the Optionee the opportunity to purchase shares of its common stock.

     B. The Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement).

     C. The Board has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company, its Parent Corporations or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option.

                                     AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                     ARTICLE I

                                    DEFINITIONS

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

     "BOARD" shall mean the Board of Directors of the Company.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" shall mean the Board or a duly constituted Stock Option Committee of the Board, appointed as provided in Section 6.1 of the Plan.

     "COMMON STOCK" shall mean the Common Stock of the Company.

     "COMPANY" shall mean Entertainment Boulevard, Inc.

     "DIRECTOR" shall mean a member of the Board.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "OFFICER" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

     "OPTION" shall mean the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

     "PARENT CORPORATION" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "PLAN" shall mean the 1999 Stock Option Plan of Entertainment Boulevard,
Inc.

     "RETIREMENT" shall mean the written resignation of Optionee as an employee of the Company which is delivered at least thirty (30) days prior to its effective date and which occurs at any time that the sum of Optionee's age and years of service as an employee of the Company exceed seventy-five
(75).

     "RULE 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

     "SECRETARY" shall mean the Secretary of the Company.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "TERMINATION" shall mean the time when the employee-employer or other applicable relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, a termination by resignation, discharge, death or Retirement, but excluding any termination where there is a simultaneous reemployment or rehiring by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination, including, but not by way of limitation, the question of whether a Termination resulted from a discharge for cause, and all questions of whether particular leaves of absence constitute Terminations.


                                     ARTICLE II

                                  GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

          In consideration of the Optionee's agreement to remain as an employee, officer, director or consultant of the Company, its Parent Corporation or its Subsidiaries and for other good and valuable consideration, on the date hereof, the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of _______ shares of its Common Stock upon the terms and conditions set forth in this Agreement.

SECTION 2.2 - PURCHASE PRICE

          The purchase price of the shares of stock covered by the Option shall be $______ per share without commission or other charge.

SECTION 2.3 - NO RIGHT TO CONTINUED EMPLOYMENT OR HIRE.

          Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or hires of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause and with or without notice.

SECTION 2.4 - ADJUSTMENTS IN OPTION

          In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall, subject to Section
4.7 of the Plan, make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall, be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.


                                    ARTICLE III

                              PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

          (a) The Option shall become exercisable in ____ (__) cumulative installments as follows:

               (i) The first installment shall consist of ___% of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

               (ii) The second installment shall consist of ___% of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

          (b) Except as provided in Section 3.4, no portion of the Option which is unexercisable at Termination shall thereafter become exercisable.

SECTION 3.2 - DURATION OF EXERCISABILITY

          The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

SECTION 3.3 - EXPIRATION OF OPTION

          The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a)  The expiration of ten years from the date the Option was granted;
or

          (b) The time of the Optionee's Termination unless such Termination results from his/her death, his/her Retirement, his/her disability or his/her being discharged not for cause; or

          (c) The expiration of three months from the date of the Optionee's Termination as a result of Retirement or discharge not for cause; or

          (d) The expiration of one year from the date of the Optionee's Termination Employment as a result of disability (within the meaning of Section 22(e)(3) of the Code); or

          (e) The expiration of one year from the date of the Optionee's death; or

          (f) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

SECTION 3.4 - ACCELERATION OF EXERCISABILITY

          In the event of the death or disability of the Optionee, or the merger or consolidation of the Company with or into another unrelated corporation, or the acquisition by another unrelated corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee shall, upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(f), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); PROVIDED, HOWEVER, that this acceleration of exercisability shall not take place if:

          (a) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

          (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation.

          The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.


                                     ARTICLE IV

                                 EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

          During the lifetime of the Optionee, only he/she may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his/her personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

          At any time and from time to time prior to the time when the exercisable Option or any exercisable portion thereof becomes unexercisable under Section 3.3, such Option or portion thereof may be exercised in whole or in part; PROVIDED, HOWEVER, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 4.3 - MANNER OF EXERCISE

          The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his/her office of all of the following prior to the time when the Option or such portion becomes unexercisable under
Section 3.3:

          (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

          (b)    (i)     Full payment (in cash or by check) for the shares
with respect to which such Option or portion is exercised; or

                (ii) With the consent of the Committee, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company;

                 (iii) With the consent of the Committee, subject to the timing requirements of Section 4.4, payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a fair market value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;
      or

                  (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii) and
     (iii);

          (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option;

          (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars;

          (e) The delivery by or on behalf of Optionee of such other ancillary agreements and undertakings as may have been provided for or referred to in the Plan (including, without limitation, as contemplated by Section 2.3(b) of the Plan); and

          (f) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

          The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option;

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience; and

          (f) The written acknowledgment of Optionee of the continued applicability of the restrictions contained in this Agreement (including
Article IV) and the Plan, if applicable.

SECTION 4.5 - RIGHTS AS SHAREHOLDER

          The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

SECTION 4.6 - RESTRICTIONS ON TRANSFER OF SHARES

          There can be no valid transfer of any shares of stock purchased on exercise of the Option, or any direct or indirect interest in such shares, by any holder of such shares or interests unless such transfer is made in compliance with the terms and conditions of the Shareholders Agreement. The restrictions on transfer contained in this Section 4.8 are in addition to those contained in Section 5.2.

SECTION 4.7 - LEGENDS

          The Company is expressly authorized to place one or more legends on any certificates representing shares of Common Stock issued upon exercise hereof in order to provide adequate legal notice of any restrictions imposed by applicable law or this Agreement or any related applicable agreements to which Optionee shall be subject from time to time.


                                      ARTICLE V

                                   OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

          The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan and this Agreement.

SECTION 5.2 - OPTION NOT TRANSFERABLE

          Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.3 - SHARES TO BE RESERVED

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him/her at the address given beneath his/her signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him/her. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his/her status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when (i) enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service (ii) delivered in person, or (iii) delivered by telecopy and promptly confirmed by delivery in person or post as aforesaid in each case, with postage prepaid.

SECTION 5.5 - TITLES

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - CONSTRUCTION

          This Agreement shall be administered, interpreted and enforced under the laws of the State of Nevada.

SECTION 5.7 - CONFORMITY TO SECURITIES LAWS.

          The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                   ENTERTAINMENT BOULEVARD, INC.



                                   By:
                                      -----------------------------------
                                      Authorized Signatory


By:
   ---------------------------
          Optionee

------------------------------
          (Name)

------------------------------

------------------------------
(Address)

Optionee's Taxpayer
Identification Number:

------------------------------